CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Intergraph Corporation
(the "Company") on Form 10-Q for the period ending September 30,
2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry J. Laster, Chief Financial
Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Larry J. Laster
-----------------------
Larry J. Laster
Chief Financial Officer
November 12, 2002